Subsequent Events	6 Months Ended	12 Months Ended
	Nov. 30, 2013	May 31, 2013
Subsequent Events

Note 11 - Subsequent Events

On December 4, 2013, a stock option was granted to an employee to purchase 50,000 shares of common stock at an exercise price of $1.09 per share. The option will vest in three equal annual installments and has a five-year term.

Subsequent to quarter end, the Company’s Placement Agent agreed to relinquish placement agent warrants (see Note 5) covering 80,000 shares in exchange for the Company’s issuance to a client of the Placement Agent a warrant covering 80,000 shares with an exercise price of $.75 per share and a five-year term.

On December 20, 2013, the Company entered into a project work order agreement with its principal clinical research organization pursuant to which the Company paid the consulting firm a 20% deposit of $789,917 on December 23, 2013, which is refundable to the extent goods and services are not provided under the agreement prior to its termination.

Subsequent to quarter end and effective January 3, 2014, the holder of a six-month convertible promissory note in principal amount of $100,000 converted the aggregate principal amount, plus accrued interest totaling $2,151, into common stock at a conversion price of $.65 per share, resulting in the issuance of 157,154 shares of common stock.

12 - Subsequent Events

Subsequent to year-end and effective July 31, 2013, the Company issued $1,200,000 in unsecured convertible promissory notes (the “Six-Month Notes”) to investors. The Six-Month Notes bear simple interest at the annual rate of 5% payable on the maturity date of February 1, 2014, or earlier date of repayment. Each investor has the right to demand earlier repayment if the Company raises $3,000,000 or more in gross cash proceeds from the sale of equity securities after August 1, 2013. Each Six-Month Note is convertible at the election of the holder into shares of common stock at a price of $0.65 per share; provided that upon a default in repayment of a Six-Month Note, the conversion price will decrease by $0.10 per share, to a minimum of $0.35 per share, for each month that the default continues. In connection with the sale of the Six-Month Notes, the Company issued common stock warrants exercisable for three years to the investors to purchase a total of 923,072 shares at a price of $0.50 per share. Until October 1, 2013, each holder of a Note has the right to convert the principal amount of the Note plus accrued but unpaid interest into Units consisting of two shares of common stock plus a warrant to purchase one share of common stock. Each Unit is valued at $1.30 for purposes of this conversion right. Each Unit warrant, if any, issued upon conversion will have an exercise price of $0.75 per share and a five-year term. The Company paid a cash fee of $120,000 to a registered broker-dealer who acted as placement agent with respect to the Six-Month Notes and related warrants.

Subsequent to year-end and effective August 1, 2013, holders of $920,000 in principal amount of Notes (see Note 4) converted the aggregate principal amount, plus accrued but unpaid interest totaling $12,071, into common stock at a conversion price of $.75 per share, resulting in the issuance of a total of 1,242,762 shares.